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                          [FORM OF FACE OF CERTIFICATE]



                 Organized Under the Laws of the State of Kansas


                                                           CLASS C CAPITAL UNITS

C-

                          WESTERN PLAINS ENERGY, L.L.C.

THIS CERTIFIES THAT___________________________________________ IS THE OWNER AND
REGISTERED HOLDER OF______________________________________ CLASS C CAPITAL UNITS

                        in Western Plains Energy, L.L.C.

TRANSFERABLE ONLY ON THE BOOKS OF THE LIMITED LIABILITY COMPANY BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

              IN WITNESS WHEREOF, THE SAID LIMITED LIABILITY COMPANY HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS THIS ____ DAY OF _________, 200__.






             -------------------                   -------------------
                  SECRETARY                             PRESIDENT


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                        [FORM OF REVERSE OF CERTIFICATE]

              The Capital Units represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable Blue Sky laws. The securities may not be sold, offered for sale or transferred in the absence of an effective registration under the Act and such applicable Blue Sky laws, or an opinion of counsel satisfactory to Western Plains Energy, L.L.C. that such registration is not required.

              The sale and transfer of the Capital Units represented by this Certificate are restricted by, and subject to, the provisions of the Operating Agreement of Western Plains Energy, L.L.C. The Operating Agreement provides, among other things, that no sale, assignment, transfer, gift, exchange or other disposition of these Capital Units is valid except as specifically provided for in the Operating Agreement. Copies of the Operating Agreement and instructions for transfer, sale or other disposition of these Capital Units are available for inspection at the Company's principal office.

FOR VALUE RECEIVED __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO__________________________________________________________________________
_____________________________________________________ CAPITAL UNITS REPRESENTED
BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT __________________ ____________________________________________________ ATTORNEY
TO TRANSFER THE SAID CAPITAL UNITS ON THE BOOKS OF THE WITHIN NAMED LIMITED LIABILITY COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________________, 20_____ ____________________________________

IN PRESENCE OF _________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.